UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2005

HORIZON LINES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-123073	74-3123672
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

(Address of Principal Executive Offices, including Zip Code)

(704) 973-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The title of Mr. John V. Keenan’s position at Horizon Lines, Inc. (the “Company”) and certain of its subsidiaries, including Horizon Lines, LLC, has been changed to Senior Vice President and Chief Transportation Officer. In connection therewith, Horizon Lines, LLC and Mr. Keenan have entered into an amendment, dated as of December 20, 2005, to his employment agreement with Horizon Lines, LLC. Such amendment provides that, effective February 1, 2006, Mr. Keenan’s title at Horizon Lines, LLC shall be Senior Vice President and Chief Transportation Officer. A copy of this amendment is attached as Exhibit 10.44.1 to this Current Report on Form 8-K.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

General John W. Handy (USAF Ret.), 61, has been appointed to the position of Executive Vice President of the Company, effective February 1, 2006. General Handy has served as a consultant to the Company since October 2005. His consulting relationship with the Company commenced following his retirement from the U.S. Air Force in September 2005 after 39 years of distinguished service. General Handy served as the four-star Commanding General of USTRANSCOM and the U.S. Air Force Air Mobility Command from November 2001 until September 2005 and as Vice Chief of Staff of the U.S. Air Force from April 2000 until November 2001. USTRANSCOM is the single manager for air, land and sea transportation for the U.S. Department of Defense.

In addition, certain members of the Company’s management team have been promoted and the responsibilities of certain members of the Company’s management team have been realigned. For further information, see a copy of the related press release attached as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 8.01. OTHER EVENTS

On December 15, 2005, Horizon Lines, LLC issued a press release announcing that it will file an increase with the Surface Transportation Board to raise its fuel surcharge for the Hawaii and Guam trades by 2% to 15%, effective January 2, 2006. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 20, 2005, the Company issued a press release announcing the appointment of General John W. Handy (USAF Ret.) as Executive Vice President, the promotion of certain members of the Company’s management team and the realignment of the responsibilities of certain members of the Company’s management team. A copy of this press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Description

10.44.1*	First Amendment to Employment Agreement dated as of December 20, 2005, between Horizon Lines, LLC and John V. Keenan.

99.1*	Press release dated December 15, 2005.

99.2*	Press release dated December 20, 2005.

*	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC.
(Registrant)

Date: December 20, 2005	By:	/S/ M. MARK URBANIA
M. Mark Urbania
Senior Vice President, Chief Financial Officer and Assistant Secretary

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EXHIBIT INDEX

Exhibit No.	Description

10.44.1*	First Amendment to Employment Agreement dated as of December 20, 2005, between Horizon Lines, LLC and John V. Keenan.

99.1*	Press release dated December 15, 2005.

99.2*	Press release dated December 20, 2005.

*	Filed herewith.

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